UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2024

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Preferred Offerings

Cottonwood Communities, Inc. (the "Company") is conducting two separate best-efforts private placement offerings pursuant to which it is offering two different series of its preferred stock to accredited investors. Both offerings are exempt from registration pursuant to Rule 506(b) of Regulation D of the Securities Act because the shares are being offered and sold solely to accredited investors without the use of general solicitation.

In an offering launched December 13, 2022, it is offering a maximum of $150,000,000 in shares of its Series 2023 Preferred Stock (the "Series 2023 Private Offering") at a purchase price of $10.00 per share (with discounts available to certain categories of purchasers). In an offering launched September 19, 2023, it is offering a maximum of $150,000,000 in shares of its Series A Convertible Preferred Stock (the "Series A Convertible Private Offering") at a purchase price of $10.00 per share.

Sales Pursuant to the Series 2023 Private Offering

During the period from February 5, 2024 through March 19, 2024, the Company issued and sold 441,687 shares of its Series 2023 Preferred Stock in the Series 2023 Private Offering and received aggregate proceeds of $4,411,490. In connection with the sale of these shares in the Series 2023 Private Offering, the Company paid aggregate selling commissions of $259,519 and placement fees of $132,345. As of March 19, 2024, there were 9,015,889 shares of the Company’s Series 2023 Preferred Stock outstanding.
Sales Pursuant to the Series A Convertible Private Offering

During the period from March 13, 2024 through March 19, 2024, the Company issued and sold 211,679 shares of its Series A Convertible Preferred Stock in the Series A Convertible Private Offering and received aggregate proceeds of $2,122,000. In connection with the sale of these shares in the Series A Convertible Private Offering, the Company paid aggregate selling commissions of $122,220 and placement fees of $63,360. As of March 19, 2024, there were 1,296,008 shares of the Company’s Series A Convertible Preferred Stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:  March 20, 2024